UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 12, 2006

(Date of earliest event reported)

Dollarama Group L.P.

(Exact name of registrant as specified in its charter)

Quebec, Canada	333-134550	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 Ferrier, Montreal		H4P 1M2
(Address of principal executive offices)		(Postal Code)

(514) 737-1006

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On each of September 12 and September 14, 2006, the Company issued a press release, copies of which are furnished herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release of Dollarama Group L.P. dated September 12, 2006

99.2	Press Release of Dollarama Group L.P. dated September 14, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dollarama Group L.P.

	By:	Dollarama Group GP Inc., its general partner

Dated: September 14, 2006	By:	/s/ Robert Coallier
		Name:	Robert Coallier
		Title:	Chief Financial Officer

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EXHIBIT INDEX

99.1	Press Release of Dollarama Group L.P. dated September 12, 2006

99.2	Press Release of Dollarama Group L.P. dated September 14, 2006

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